Short-term borrowings	12 Months Ended
Dec. 31, 2018
Short-term borrowings
Short-term borrowings

13. Short-term borrowings

In March 2018, RQN entered into a banking facility agreement with East West Bank (China) Limited, pursuant to which the RQN was entitled a loan facility of credit line of RMB130 million with a fixed annual interest rate of 4.95%, expiring in December 2019. As of December 31, 2018, the Group has fully utilized the credit line, and the balance of short-term borrowings was RMB130 million. All of these borrowings were repayable within one year. These short-term borrowings denominated in RMB were secured by one-year time deposits in US$ of Jianpu HK placed in East West Bank (China) Limited, which was accounted for as restricted time deposits (see Note 5).